UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1 –	Reports to Stockholders

Aberdeen Global Income Fund, Inc.

Semi-Annual Report
April 30, 2014

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for 12 months beginning with the June 30, 2014 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2013, through the distributions declared on May 9, 2014 and June 10, 2014, consisted of 79% net investment income and 21% Return of Capital.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2014. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 3.5% for the six-months ended April 30, 2014 and 7.9% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period ended April 30, 2014 and per annum since inception is based on the reported NAV on each period end.

Share Price and NAV

For the six months ended April 30, 2014, based on market price, the Fund’s total return was 6.7% assuming reinvestment of dividends and distributions. The Fund’s share price increased by 1.7% over the six month period, from $11.15 on October 31, 2013 to $11.34 on April 30, 2014. The Fund’s share price on April 30, 2014 represented a discount of 6.2% to the NAV per share of $12.09 on that date, compared with a discount of 9.0% to the NAV per share of $12.25 on October 31, 2013.

Credit Quality

As of April 30, 2014, 66.2% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s(1) or Moody’s Investors Services, Inc.(2), or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2014 totaled $0.93 per share, which includes a special distribution of $0.09 per share declared on December 20, 2013 as well as the monthly managed distribution of $0.07 per share. Based on the share price of $11.34 on April 30, 2014, the distribution rate over the 12-month period ended April 30, 2014 was 8.2%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2014 and June 10, 2014, the Fund announced that it will pay, on May 30, 2014 and June 30, 2014, a distribution of US $0.07 per share to all shareholders of record as of May 21, 2014 and June 23, 2014, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for twelve months, beginning with the June 30, 2014 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2015.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 208,590 and 0 shares, respectively.

Revolving Credit Facility and Leverage

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. The outstanding balance on the loan as of April 30, 2014 was $40,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting Aberdeen Closed-End Fund Center at

http://www.aberdeenasset.us/aam.nsf/usclosed/home;

•	visiting www.aberdeenfco.com

Yours sincerely,

Christian Pittard

President

(1)	Standard & Poor’s credit ratings are expressed as letter grades that range from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.
(2)	Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

The global fixed income markets experienced bouts of volatility during the six–month period ended April 30, 2014 (the “reporting period”). Initial volatility was driven by uncertainty over U.S. Federal Reserve (the “Fed”) monetary policy. When the Fed finally announced a tapering of its asset purchase program in December 2013, 10-year U.S. Treasury yields rose above 3% for the first time since July 2011. At the start of 2014, emerging markets were rocked by capital outflows and currency swings attributable to concerns that China’s economic slowdown would hurt resources demand and, hence, growth in the broader developing world. While Europe showed incremental improvement and the U.S. maintained its moderate pace of recovery, Asia’s economies weakened. Towards the end of the reporting period, geopolitical concerns arose as tensions escalated between Russia and Ukraine. Additionally, expectations of a normalization of Fed monetary policy were diminished by deteriorating US economic data and softening inflation. As U.S. Treasury yields fell from their recent highs, carry trades resumed with a pick-up in fund flows back into emerging markets.

In the credit markets, spreads continued to tighten throughout the reporting period. This was supported by robust corporate earnings in both Europe and the U.S., while American companies appeared more willing to increase capital expenditure, which in our view would be positive for both the domestic economy and the world at large. With respect to G-101 currencies, the Sterling and the New Zealand Dollar appreciated the most against the U.S. Dollar during the period, whereas the Canadian and Australian Dollars, as well as the Japanese Yen, lagged.

Australian government bond markets rose over the reporting period. The yield curve flattened slightly, as 10-year yields fell by 4 basis points (“bps”) to 3.95%, while the three-year equivalent closed 5 bps lower at 2.9%. Credit markets outperformed government bonds, as global spread volatility (the volatility of the difference in yield between types of bonds) was relatively low. Domestic economic data improved. Retail sales gathered pace, as employment rebounded. Gross domestic product grew by a solid 0.8% in the fourth quarter of 2013, boosted by consumption and exports. Against this backdrop, the central bank kept the cash rate unchanged at 2.5%, with its neutral stance indicating stable monetary policy over the short term.

Regarding emerging markets, optimism over a potential change in government buoyed investor sentiment in Brazil. The country also posted better-than-expected economic growth over the reporting period. Foreign direct investment flows remained strong, financing the bulk of the current account gap. Domestic bonds posted solid gains despite a sovereign downgrade by Standard & Poor’s (“S&P”) and an interest rate hike. Elsewhere, Mexico’s Congress passed an energy reform bill. Citing this as a “watershed moment,” S&P’s upgraded the country’s credit rating by one notch to BBB+. Monetary policymakers left the benchmark interest rate unchanged at 3.5%. All this bolstered the Mexican bond market. In Turkey, the central bank raised interest rates in a bid to stem the Lira’s decline and high inflation. The trade balance showed tentative signs of rebalancing. In politics, the ruling AK Party’s decisive victory generally was seen as a sign of continuity. Both the Turkish bond market and Lira were volatile initially but stabilized towards the end of the period.

Fund performance review

In the Australian segment of the Fund, both duration and currency strategies bolstered performance for the reporting period, particularly an underweight duration position in Australian bonds. Credit strategies also had a positive impact, with our preference for state government bonds over Commonwealth bonds contributing to performance.

However, the Fund’s emerging markets debt (“EMD”) and developed markets portfolios detracted from performance for the period. In EMD, the biggest drag on performance was currency allocations, particularly the overweights to the South African Rand and the Turkish Lira. Within developed markets, the significant underweight to the Sterling weighed on the Fund’s relative return, as the currency rallied on expectations of higher interest rates. However, this was mitigated by the positive contribution from the underweight to the UK.

The Fund’s use of currency forwards had a small negative impact on performance primarily due to hedging of the Turkish Lira, South African Rand and Brazilian Real positions. The Fund’s use of swaps to hedge the leverage was a positive contributor to performance.

Outlook

Looking ahead, the European Central Bank (the “ECB”) is generally expected to keep policy measures on hold at its next meeting, given that survey data points to an increase in the rate of growth and that there was a bounce-back in both headline and core inflation at the end of the reporting period. The ECB’s language, however, is expected to remain dovish, which means that country spreads should remain well supported, in our view. In our opinion, better

[1]

The G-10 is a group of the 10 major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the UK and the US.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

macroeconomic data is expected to see spreads perform well even if the ECB maintains policy action on hold as core yields move higher. In the global credit markets, we are somewhat surprised at the willingness of investors to discount tail risks and for the market to continue with its very firm tone despite real uncertainties in the future path for growth in Europe. Geopolitical risk in Ukraine remains highly elevated, with the meaningful prospect of Russia’s reaction to sanctions having a negative consequence on still anemic European growth. We believe that the market also appears to be comfortable with the complexities and uncertainty of quantitative easing in the Eurozone,2 preferring to believe that ECB economic stimulus can be delivered if required. Given that credit spreads are becoming increasingly compressed and that investor sentiment can reverse rapidly in a market in which most participants are positioned similarly, as was the case in January 2014, we believe that a more neutral stance remains warranted.

Regarding Australia, we are upbeat about the economic outlook in the year ahead. We expect growth to reach historical average levels due to a faster recovery in consumption and positive contributions from net exports and residential investment. Evidence that interest-rate-sensitive sectors are responding to easier financial conditions has become clearer since the latter part of 2013, in our view. Although our outlook for non-mining investment remains cautious, business conditions have followed business confidence upwards. We think that this, in turn, may help to stabilize the labor market. Retail spending accelerated strongly into the end of 2013 as well, better reflecting the improving consumer confidence. We continue to anticipate underlying inflation to remain in the upper half of the central bank’s target band, with headline inflation rising more quickly.

In emerging market debt, we believe that the key driver of returns over the next few months will be idiosyncratic risk (i.e, risk specific to the asset class or a security), rather than overall market risk. Given the yield movements in 2013, we think that the asset class looks more attractive than U.S. and European high-yield bonds. The search for yield is still relevant, in our opinion, given the recent strong performance of peripheral European debt. We believe retail fund flows have remained positive, while institutional demand is solid as pension funds and insurance companies look to rectify their positions in what has traditionally been an under-allocated asset class.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $75,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The

[2]

The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2014, the Fund held interest rate swap agreements with an aggregate notional amount of $40,000,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month

USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2014	Receive/(Pay) Floating Rate		Amount (in $ millions)	Fixed Rate Payable (%)
79 months	(Pay	)	20.0	2.145
42 months	Receive		20.0	0.84

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Return (unaudited)

April 30, 2014

The following table summarizes Fund performance compared to the Fund’s blended benchmark consisting of 20% of the Bank of America Merrill Lynch (“B of A ML”) Australian Gov Bonds Index, 20% of the B of A ML UK Gov Bonds Index, 15% of the B of A ML Canadian Gov Bonds Index, 15% of the B of A ML New Zealand Gov Bonds Index and 30% of the B of A ML Global Emerging Markets Index for the 1-year, 3-year, 5-year and 10-year periods annualized as of April 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-5.3%	3.4%	12.0%	7.8%
Market Value	-9.8%	1.5%	12.2%	7.7%
Benchmark	-2.8%	4.5%	9.9%	8.0%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return is based on the reported NAV on each annual period end. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 866-839-5233.

The net operating expense ratio is 2.20%. The net operating expense ratio, excluding interest expense, is 1.80%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2014, 66.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2014, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %	NR** %
April 30, 2014	34.4	25.4	6.4	15.0	11.9	5.3	1.2	0.4
October 31, 2013	32.7	27.9	6.4	16.6	10.6	5.1	0.2	0.5
April 30, 2013	33.3	28.1	6.8	14.9	11.0	5.3	0.6	0.0

*	Below investment grade
**	Not Rated

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2014, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2014	73.0	12.2	14.8
October 31, 2013	71.6	16.4	12.0
April 30, 2013	71.1	16.2	12.7

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2014, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2014	94.1	2.4	3.5
October 31, 2013	91.7	5.6	2.7
April 30, 2013	90.2	5.9	3.9

Maturity Composition

As of April 30, 2014, the average maturity of the Fund’s total investments was 8.4 years, compared with 7.7 years at October 31, 2013 and 8.9 years at April 30, 2013. The table below shows the maturity composition of the Fund’s investments as of April 30, 2014, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2014	29.8	11.1	34.3	24.8
October 31, 2013	28.8	10.6	42.2	18.4
April 30, 2013	25.9	13.9	42.2	18.0

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2014 and the previous six and twelve month periods.

	April 30, 2014	October 31, 2013	April 30, 2013
Australia
90 day Bank Bills	2.68%	2.60%	2.91%
10 yr bond	3.85%	3.94%	3.09%
Australian Dollar	$0.93	$0.95	$1.04
Canada
90 day Bank Bills	1.27%	0.92%	0.99%
10 yr bond	2.40%	2.42%	1.70%
Canadian Dollar	$0.91	$0.96	$0.99
New Zealand
90 day Bank Bills	3.35%	2.70%	2.67%
10 yr bond	4.41%	4.51%	3.17%
New Zealand Dollar	$0.86	$0.83	$0.86
United Kingdom
90 day Bank Bills	0.53%	0.51%	0.50%
10 yr bond	2.66%	2.62%	1.69%
British Pound	£1.69	£1.61	£1.56
South Korea
90 day commercial paper	2.65%	2.65%	2.81%
10 yr bond	3.53%	3.40%	2.77%
South Korean Won*	~~W~~1033.30	~~W~~1060.75	~~W~~1101.30
Thailand
3 months deposit rate	1.13%	1.63%	1.63%
10 yr bond	3.55%	3.90%	3.39%
Thai Baht*	~~B~~32.36	~~B~~31.13	~~B~~29.35
Philippines
90 day T-Bills	1.46%	0.25%	0.37%
10 yr bond	4.41%	3.63%	3.48%
Philippine Peso*	~~P~~44.58	~~P~~43.21	~~P~~41.16
Malaysia
3-month T-Bills	2.99%	2.95%	3.00%
10 yr bond	4.07%	3.59%	3.36%
Malaysian Ringgit*	~~R~~3.27	~~R~~3.16	~~R~~3.04
Singapore
3-month T-Bills	0.32%	0.29%	0.24%
10 yr bond	2.42%	2.15%	1.37%
Singapore Dollar*	~~S~~1.26	~~S~~1.24	~~S~~1.23
U.S. $ Bonds**
South Korea	1.04%	1.53%	1.21%
Malaysia	3.47%	3.60%	2.80%
Philippines	2.44%	2.66%	2.10%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS—24.2%
AUSTRALIA—4.3%
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/2014	$472,917
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	489,328
AUD	600	Kommunalbanken AS, 6.00%, 10/21/2014	565,917
AUD	500	National Capital Trust III, 3.65%, 09/30/2016 (a)(b)(c)	446,659
AUD	3,000	Wesfarmers Ltd., 8.25%, 09/11/2014	2,837,473
			4,812,294
BANGLADESH—0.2%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/06/2017 (c)(d)	204,400
BRAZIL—1.4%
USD	200	Banco do Estado do Rio Grande do Sul, 7.38%, 02/02/2022 (d)	206,950
USD	300	Caixa Economica Federal, 4.50%, 10/03/2018 (d)	304,500
USD	250	JBS Investments GmbH, 7.75%, 10/28/2017 (c)(d)	265,938
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(c)(d)	405,300
USD	194	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 12/01/2021 (c)(d)	203,579
USD	260	Petrobras Global Finance BV, 4.88%, 03/17/2020	263,751
			1,650,018
CANADA—0.2%
USD	230	Uranium One Investments, Inc., 6.25%, 12/13/2016 (c)(d)	217,396
CHILE—0.2%
USD	200	SACI Falabella, 3.75%, 04/30/2023 (d)	192,627
CHINA—0.7%
USD	230	CIFI Holdings Group Co. Ltd., 12.25%, 04/15/2016 (c)(d)	242,938
USD	200	MIE Holdings Corp., 7.50%, 04/25/2017 (c)(d)	201,250
USD	270	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (d)	265,085
			709,273
COLOMBIA—0.2%
USD	200	Pacific Rubiales Energy Corp., 5.38%, 01/26/2017 (c)(d)	205,500
DOMINICAN REPUBLIC—0.2%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/2015 (c)(d)	266,250
EL SALVADOR—0.2%
USD	179	Telemovil Finance Co. Ltd., 8.00%, 10/01/2014 (c)(d)	188,845
GEORGIA—0.2%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	260,000
GUATEMALA—0.5%
USD	200	Comunicaciones Celulares SA, 6.88%, 02/06/2019 (c)(d)	209,250
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	323,625
			532,875
INDIA—0.2%
USD	250	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (d)	244,500

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
INDONESIA—1.2%
USD	100	Adaro Indonesia PT, 7.63%, 10/22/2014 (c)(d)	$105,250
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	336,237
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	475,300
USD	200	Pertamina Persero PT, 6.00%, 05/03/2042 (d)	178,500
USD	250	Pertamina Persero PT, 6.50%, 05/27/2041 (d)	237,500
			1,332,787
KAZAKHSTAN—1.5%
USD	570	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	582,033
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	204,222
USD	600	KazMunayGas National Co. JSC, 5.75%, 04/30/2043 (d)	543,042
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (c)(d)	316,975
			1,646,272
MALAYSIA—0.1%
USD	110	Petronas Capital Ltd., 7.88%, 05/22/2022 (d)	143,156
MEXICO—3.0%
USD	200	Alfa SAB de CV, 5.25%, 12/25/2023 (c)(d)	203,250
USD	250	BBVA Bancomer SA, 6.75%, 09/30/2022 (d)	278,750
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (c)(d)	230,500
USD	500	Offshore Drilling Holding SA, 8.38%, 09/20/2017 (c)(d)	544,375
USD	230	Pemex Project Funding Master Trust, 5.75%, 03/01/2018	255,587
USD	330	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	369,600
USD	330	Pemex Project Funding Master Trust, 6.63%, 06/15/2038	366,300
USD	100	Petroleos Mexicanos, 6.38%, 01/23/2045 (d)	109,500
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	432,900
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (c)(d)	273,375
USD	260	Trust F/1401, 6.95%, 01/30/2044 (d)	267,475
			3,331,612
NEW ZEALAND—0.8%
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	897,844
NIGERIA—0.4%
USD	250	GTB Finance BV, 7.50%, 05/19/2016 (d)	261,250
USD	200	Zenith Bank PLC, 6.25%, 04/22/2019 (d)	197,231
			458,481
PARAGUAY—0.4%
USD	400	Banco Regional SAECA, 8.13%, 01/24/2019 (d)	428,500
PERU—0.3%
USD	330	Banco de Credito del Peru, 4.75%, 03/16/2016 (d)	348,563
RUSSIA—1.1%
USD	200	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	196,000
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	179,300
USD	250	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/2023 (d)	225,625
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	186,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
RUSSIA (continued)
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	$110,210
USD	300	VimpelCom Holdings BV, 5.95%, 02/13/2023 (d)	268,500
			1,165,635
SUPRANATIONAL—5.1%
INR	64,000	European Bank for Reconstruction & Development, 7.65%, 02/18/2015	1,060,296
NZD	1,500	International Bank for Reconstruction & Development, 7.50%, 07/30/2014	1,306,294
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	3,302,889
			5,669,479
TURKEY—0.6%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	187,900
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	188,000
USD	300	Yasar Holdings SA Via Willow No. 2, 9.63%, 05/30/2014 (c)(d)	301,500
			677,400
UNITED ARAB EMIRATES—0.5%
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	550,800
UNITED KINGDOM—0.2%
USD	200	Tullow Oil PLC, 6.00%, 11/01/2016 (c)(d)	204,000
VENEZUELA—0.5%
USD	640	Petroleos de Venezuela SA, 8.50%, 11/02/2017 (d)	576,000
		Total Corporate Bonds—24.2% (cost $26,174,156)	26,914,507
GOVERNMENT BONDS—104.9%
ARMENIA—0.7%
USD	800	Republic of Armenia, 6.00%, 09/30/2020 (d)	819,000
AUSTRALIA—23.6%
AUD	3,000	Australia Government Bond, 3.25%, 04/21/2029 (d)	2,456,407
AUD	3,200	Australia Government Bond, 4.50%, 10/21/2014	3,000,091
AUD	2,300	Australia Government Bond, 4.75%, 04/21/2027 (d)	2,258,663
AUD	4,900	Australia Government Bond, 5.50%, 01/21/2018	4,930,654
AUD	210	Australia Government Bond, 5.50%, 04/21/2023	219,283
AUD	4,770	Australia Government Bond, 5.75%, 07/15/2022	5,041,437
AUD	4,300	Australia Government Bond, 6.25%, 04/15/2015	4,132,239
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (e)	1,682,055
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022	1,356,827
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	1,160,788
			26,238,444
BRAZIL—4.7%
USD	250	Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/2023 (d)	260,625
BRL	7,451	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2017	3,176,743
BRL	450	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2023	178,139
USD	1,300	Brazilian Government International Bond, 7.13%, 01/20/2037	1,592,500
			5,208,007

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
CANADA—16.2%
CAD	3,400	Canadian Government Bond, 2.50%, 06/01/2024	$3,126,865
CAD	1,500	Canadian Government Bond, 3.50%, 12/01/2045	1,528,397
CAD	4,500	Canadian Government Bond, 4.00%, 06/01/2016	4,352,402
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,686,812
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	2,983,276
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,711,995
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	670,626
			18,060,373
COLOMBIA—2.0%
COP	320,000	Colombia Government International Bond, 4.38%, 12/21/2022 (c)	148,716
USD	240	Colombia Government International Bond, 7.38%, 03/18/2019	291,000
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	156,900
COP	822,000	Colombia Government International Bond, 7.75%, 04/14/2021	478,282
COP	1,715,000	Colombia Government International Bond, 9.85%, 06/28/2027	1,155,953
			2,230,851
COSTA RICA—0.2%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	229,375
CROATIA—1.7%
USD	500	Croatia Government International Bond, 6.00%, 01/26/2024 (d)	520,625
USD	500	Croatia Government International Bond, 6.25%, 04/27/2017 (d)	536,875
USD	800	Croatia Government International Bond, 6.63%, 07/14/2020 (d)	872,000
			1,929,500
DOMINICAN REPUBLIC—0.5%
USD	350	Dominican Republic International Bond, 7.45%, 04/30/2044 (d)	353,953
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	177,600
			531,553
GABON—0.5%
USD	500	Gabonese Republic, 6.38%, 12/12/2024 (d)	533,000
HONDURAS—0.7%
USD	730	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	724,525
INDONESIA—1.0%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	920,125
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (d)	222,000
			1,142,125
IRAQ—0.2%
USD	250	Republic of Iraq, 5.80%, 06/15/2014 (c)(d)	223,125
LATVIA—0.5%
USD	600	Republic of Latvia, 2.75%, 01/12/2020 (d)	579,600
MEXICO—1.7%
MXN	3,000	Mexico Fixed Rate Bonds, 7.25%, 12/15/2016	246,027
MXN	2,910	Mexico Fixed Rate Bonds, 7.75%, 11/13/2042	234,084
MXN	2,450	Mexico Fixed Rate Bonds, 8.00%, 06/11/2020	210,938

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
MEXICO (continued)
MXN	3,350	Mexico Fixed Rate Bonds, 8.00%, 12/07/2023	$289,585
MXN	2,600	Mexico Fixed Rate Bonds, 8.50%, 11/18/2038	226,518
USD	550	Mexico Government International Bond, 6.05%, 01/11/2040	634,700
			1,841,852
MONGOLIA—0.5%
USD	290	Development Bank of Mongolia LLC, 5.75%, 03/21/2017 (d)	272,963
USD	400	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	337,000
			609,963
MOZAMBIQUE—0.5%
USD	550	Mozambique EMATUM Finance 2020 BV, 6.31%, 09/11/2020 (d)	530,200
NEW ZEALAND—15.9%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020	2,497,479
NZD	4,750	New Zealand Government Bond, 5.00%, 03/15/2019	4,251,612
NZD	2,400	New Zealand Government Bond, 5.50%, 04/15/2023	2,233,364
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/2017	1,563,379
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021	6,230,729
NZD	1,000	Province of Manitoba, 6.38%, 09/01/2015	884,167
			17,660,730
NIGERIA—1.2%
NGN	155,150	Nigeria Government Bond, 15.10%, 04/27/2017	1,013,569
USD	260	Nigeria Government International Bond, 5.13%, 07/12/2018 (d)	265,200
			1,278,769
PERU—1.2%
PEN	1,370	Peru Government Bond, 7.84%, 08/12/2020	544,599
PEN	455	Peruvian Government International Bond, 5.20%, 09/12/2023 (d)	153,755
PEN	1,667	Peruvian Government International Bond, 6.95%, 08/12/2031 (d)	610,588
			1,308,942
PHILIPPINES—0.0%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	50,800
POLAND—1.0%
PLN	3,400	Poland Government Bond, 4.00%, 10/25/2023	1,120,288
ROMANIA—1.8%
USD	1,090	Romanian Government International Bond, 6.13%, 01/22/2044 (d)	1,194,912
USD	700	Romanian Government International Bond, 6.75%, 02/07/2022 (d)	828,625
			2,023,537
RUSSIA—0.1%
USD	150	Vnesheconombank Via VEB Finance PLC, 6.90%, 07/09/2020 (d)	145,500
RWANDA—0.5%
USD	550	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	550,000
SERBIA—0.4%
USD	400	Republic of Serbia, 5.25%, 11/21/2017 (d)	411,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
SOUTH AFRICA—3.5%
USD	710	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	$729,525
USD	200	Eskom Holdings Ltd., 6.75%, 08/06/2023 (d)	213,750
ZAR	1,100	South Africa Government Bond, 7.00%, 02/28/2031	87,052
ZAR	2,850	South Africa Government Bond, 8.00%, 01/31/2030	249,038
ZAR	2,700	South Africa Government Bond, 10.50%, 12/21/2026	296,873
ZAR	17,120	South Africa Government Bond, 13.50%, 09/15/2015	1,766,140
USD	160	South Africa Government International Bond, 5.50%, 03/09/2020	174,000
USD	250	South Africa Government International Bond, 5.88%, 09/16/2025	274,375
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	113,250
			3,904,003
TANZANIA—0.5%
USD	530	Tanzania Government International Bond, 6.33%, 03/09/2020 (a)(d)	555,175
TURKEY—2.8%
TRY	570	Turkey Government Bond, 6.30%, 02/14/2018	247,538
TRY	4,020	Turkey Government Bond, 9.00%, 01/27/2016	1,903,815
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	215,000
USD	320	Turkey Government International Bond, 6.25%, 09/26/2022	355,680
USD	300	Turkey Government International Bond, 7.50%, 11/07/2019	351,450
			3,073,483
UNITED KINGDOM—17.3%
GBP	1,300	United Kingdom Gilt, 4.00%, 03/07/2022 (d)	2,448,081
GBP	1,700	United Kingdom Gilt, 4.25%, 06/07/2032 (d)	3,259,230
GBP	4,000	United Kingdom Gilt, 8.00%, 12/07/2015 (d)	7,566,932
GBP	3,000	United Kingdom Treasury Gilt, 4.25%, 12/07/2049 (d)	5,947,707
			19,221,950
URUGUAY—1.6%
UYU	11,668	Uruguay Government International Bond, 4.25%, 04/05/2027 (f)	533,317
UYU	18,557	Uruguay Government International Bond, 5.00%, 09/14/2018 (f)	856,951
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036	191,443
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	218,006
			1,799,717
VENEZUELA—1.7%
USD	1,080	Venezuela Government International Bond, 5.75%, 02/26/2016 (d)	980,100
USD	870	Venezuela Government International Bond, 12.75%, 08/23/2022 (d)	862,388
			1,842,488
ZAMBIA—0.2%
USD	230	Zambia Government International Bond, 8.50%, 04/14/2024 (d)	239,775
		Total Government Bonds — 104.9% (cost $110,795,185)	116,617,650

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Principal Amount (000)	Description	Value (US$)

SHORT-TERM INVESTMENT—0.5%
UNITED STATES—0.5%
522	Fixed Income Clearing Corp., State Street Bank and Trust Co., 0.00% dated 04/30/2014, due 05/01/2014 in the amount of $522,000 collateralized by $545,000 U.S. Treasury Notes, 1.50% maturing 08/31/2018; value $540,006	$522,000
	Total Short-Term Investment—0.5% (cost $522,000)	522,000
	Total Investments—129.6% (cost $137,491,341)	144,054,157

	Liabilities in Excess of Other Assets—(29.6)%	(32,871,378)
	Net Assets—100.0%	$111,182,779

AUD—Australian Dollar	GBP—British Pound Sterling	NZD—New Zealand Dollar	TRY—Turkish Lira
BRL—Brazilian Real	INR—Indian Rupee	PEN—Peruvian Nuevo Sol	USD—U.S. Dollar
CAD—Canadian Dollar	MXN—Mexican Peso	PLN—Polish Zloty	UYU—Uruguayan Peso
COP—Colombian Peso	NGN—Nigerian Naira	RUB—New Russian Ruble	ZAR—South African Rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2014.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Denotes a restricted security, see Note 2(c).
(e)	This security is government guaranteed.
(f)	Inflation linked security.

At April 30, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
New Russian Ruble/United States Dollar
05/28/2014	Citibank	RUB11,288,000	USD304,238	$314,958	$10,720
				$314,958	$10,720

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
07/31/2014	Credit Suisse	USD850,001	AUD912,213	$842,209	$7,792
United States Dollar/Brazilian Real
05/28/2014	JPMorgan Chase	USD1,201,766	BRL2,940,000	1,309,125	(107,359)
United States Dollar/Colombian Peso
05/28/2014	Citibank	USD303,071	COP625,540,000	322,334	(19,263)
United States Dollar/New Russian Ruble
05/28/2014	JPMorgan Chase	USD310,289	RUB11,288,000	314,958	(4,669)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2014

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/New Zealand Dollar
06/25/2014	State Street Bank & Trust Co.	USD3,000,000	NZD3,543,159	$3,041,370	$(41,370)
United States Dollar/Peruvian Nuevo Sol
05/28/2014	Citibank	USD929,824	PEN2,650,000	941,040	(11,216)
United States Dollar/South African Rand
07/16/2014	Citibank	USD844,264	ZAR8,953,000	841,273	2,991
United States Dollar/Turkish Lira
07/16/2014	JPMorgan Chase	USD1,367,750	TRY2,967,000	1,378,848	(11,098)
				$8,991,157	$(184,192)

At April 30, 2014, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation
Over-the-counter swap agreements:
USD	20,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	$173,625
Exchange-traded swap agreements:
USD	20,000,000	10/24/2020	Citibank	(Pay)	3-month LIBOR Index	2.15%	21,757
							$195,382

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2014

Assets
Investments, at value (cost $136,969,341)	$143,532,157
Repurchase agreement, at value (cost $522,000)	522,000
Foreign currency, at value (cost $4,289,553)	4,311,191
Cash at broker for interest rate swaps	670,783
Cash	13,103
Cash at broker for futures contracts	443
Receivable for investments sold	4,401,827
Interest receivable	2,299,035
Prepaid expenses in connection with the at-the-market stock offering	247,881
Unrealized appreciation on over-the-counter interest rate swaps	173,625
Unrealized appreciation on forward foreign currency exchange contracts	21,503
Prepaid expenses	916
Total assets	156,194,464

Liabilities
Bank loan payable (Note 6)	40,000,000
Payable for investments purchased	4,267,233
Collateral from broker	210,000
Unrealized depreciation on forward foreign currency exchange contracts	194,975
Investment management fees payable (Note 3)	88,739
Variation margin payable for exchange-traded swaps	61,082
Administration fees payable (Note 3)	17,065
Interest payable on bank loan	10,819
Investor relations fees payable (Note 3)	10,032
Accrued expenses	151,740
Total liabilities	45,011,685

Net Assets	$111,182,779

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,196
Paid-in capital in excess of par	107,150,074
Distributions in excess of net investment income	(3,831,781)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(7,666,147)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	4,039,664
Accumulated net realized foreign exchange gains	8,889,178
Net unrealized foreign exchange and forward foreign currency contract gains	2,592,595
Net Assets	$111,182,779
Net asset value per common share based on 9,195,560 shares issued and outstanding	$12.09

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2014

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $3,185)	$3,440,965
3,440,965

Expenses
Investment management fee (Note 3)	485,704
Administration fee (Note 3)	93,405
Directors’ fees and expenses	110,772
Independent auditors’ fees and expenses	58,359
Investor relations fees and expenses (Note 3)	57,540
Reports to shareholders and proxy solicitation	51,942
Legal fees and expenses	36,864
Insurance expense	33,196
Custodian’s fees and expenses	24,566
Transfer agent’s fees and expenses	14,222
Bank loan fees and expenses	5,486
Miscellaneous	17,445
Total operating expenses, excluding interest expense	989,501
Interest expense (Note 7)	216,983
Total operating expenses	1,206,484

Net Investment Income	2,234,481

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	148,203
Interest rate swaps	(249,425)
Forward and spot foreign currency exchange contracts	23,289
Foreign currency transactions	(173,615)
(251,548)

Net change in unrealized appreciation/(depreciation) on:
Investments	498,800
Interest rate swaps	204,233
Forward foreign currency exchange contracts	(57,224)
Foreign currency translation	347,598
993,407
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	741,859
Net Increase in Net Assets Resulting from Operations	$2,976,340

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$2,234,481	$5,017,148
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(101,222)	3,700,104
Net realized gain/(loss) from foreign currency transactions	(150,326)	96,580
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	703,033	(10,866,122)
Net change in unrealized appreciation/depreciation on foreign currency translation	290,374	(5,369,618)
Net increase/(decrease) in net assets resulting from operations	2,976,340	(7,421,908)

Distributions to Shareholders from:
Net investment income	(4,764,814)	(7,861,643)
Net decrease in net assets from distributions	(4,764,814)	(7,861,643)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	—	2,416,751
Expenses in connection with the at-the-market stock offering (Note 5)	—	(35,818)
Repurchase of common stock from open market purchase program of 208,590 and 0 shares, respectively	(2,237,874)	—
Change in net assets from common stock transactions	(2,237,874)	2,380,933
Change in net assets resulting from operations	(4,026,348)	(12,902,618)

Net Assets:
Beginning of period	115,209,127	128,111,745
End of period (including distributions in excess of net investment income of ($3,831,781) and ($1,301,448), respectively)	$111,182,779	$115,209,127

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2014

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $741,976)	$4,113,645
Operating expenses paid	(1,176,949)
Payments received from broker for collateral on interest rate swaps	419,047
Purchases and sales of short-term portfolio investments, net	4,797,000
Purchases of long-term portfolio investments	(60,809,399)
Proceeds from sales of long-term portfolio investments	56,003,505
Realized losses on forward foreign currency exchange contracts closed	(3,063)
Realized losses on interest rate swap transactions	(249,425)
Decrease in prepaid expenses and other assets	33,198
Net cash provided from operating activities	3,127,559
Cash flows provided from (used for) financing activities
Repurchase of common stock from open market repurchase program	(2,252,861)
Dividends paid to common shareholders	(5,423,104)
Net cash used for financing activities	(7,675,965)
Effect of exchange rate on cash	(210,355)
Net decrease in cash	(4,758,761)
Cash at beginning of period	9,083,055
Cash at end of period	$4,324,294

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$2,976,340
Decrease in investments	857,609
Net realized gain on investment transactions	(148,203)
Net realized foreign exchange losses	147,263
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	(498,800)
Net change in unrealized foreign exchange gains/losses	(290,374)
Increase in interest receivable	(69,296)
Increase in receivable for investments sold	(4,182,371)
Increase in interest payable on bank loan	6,352
Net decrease in other assets	33,198
Increase in payable for investments purchased	4,057,844
Payments received from broker for interest rate swaps	284,817
Net change in appreciation (depreciation) on exchange-traded swap	(70,003)
Increase in accrued expenses and other liabilities	23,183
Total adjustments	151,219
Net cash provided from operating activities	$3,127,559

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Six Months Ended April 30, 2014 (unaudited)		For the Year Ended October 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$12.25		$13.88	$13.45	$12.92	$11.67	$9.61
Net investment income	0.24		0.54	0.61	0.72	0.72	0.62
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.09		(1.33)	0.73	0.65	1.37	3.02
Total from investment operations applicable to common shareholders	0.33		(0.79)	1.34	1.37	2.09	3.64
Distributions to common shareholders from:
Net investment income	(0.51)		(0.84)	(0.92)	(0.84)	(0.84)	(0.92)
Tax return of capital	–		–	–	–	–	(0.67)
Total distributions	(0.51)		(0.84)	(0.92)	(0.84)	(0.84)	(1.59)
Expenses in connection with the at-the-market stock offering (Note 5)	–		–	–	–	–	–
Impact of at-the-market stock offering (Note 5)	–		–	0.01	–	–	–
Impact of open market repurchase program (Note 6)	0.02		–	–	–	–	0.01
Net asset value per common share, end of period	$12.09		$12.25	$13.88	$13.45	$12.92	$11.67
Market value, end of period	$11.34		$11.15	$14.06	$13.11	$12.53	$11.70

Total Investment Return Based on(b):
Market value	6.66%		-15.00%	14.54%	11.48%	14.84%	68.04%
Net asset value	3.50%		-5.49% (c)	10.21% (c)	11.00%	18.72%	43.04%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$111,183		$115,209	$128,112	$121,652	$116,817	$105,075
Average net assets applicable to common shareholders (000 omitted)	$110,686		$122,387	$123,780	$118,560	$108,068	$92,052
Net operating expenses	2.20%	(d)	2.04%	2.07%	2.13%	2.49%	3.30%
Net operating expenses without reimbursement	2.20%	(d)	2.04%	2.07%	2.13%	2.49%	3.33% (e)
Net operating expenses, excluding interest expense	1.80%	(d)	1.68%	1.68%	1.68%	1.88%	2.52%
Net investment income	4.07%	(d)	4.10%	4.50%	5.47%	6.02%	6.02%
Portfolio turnover	40%		43%	34%	76%	44%	63%
Senior securities (loan facility) outstanding (000 omitted)	$40,000		$40,000	$40,000	$40,000	$40,000	$30,000
Asset coverage ratio on revolving credit facility at period end	378%		388%	420%	404%	392%	450%
Asset coverage per $1,000 on revolving credit facility at period end(f)	$3,780		$3,880	$4,196	$4,041	$3,920	$4,502

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	In 2009, the Fund filed a non-routine proxy to consider the approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.

See Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2014

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2014, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, United Kingdom, and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Corporate Bonds	$–	$26,914,507	$–
Government Bonds	–	116,617,650	–
Total Fixed Income Investments	–	143,532,157	–
Short-Term Investment	–	522,000	–
Total Investments	$–	$144,054,157	$–
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$21,503	$–
Interest Rate Swap Agreements	–	195,382	–
Total Other Financial Instruments	$–	$216,885	$–
Total Assets	$–	$144,271,042	$–
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(194,975)	$–
Total Liabilities – Other Financial Instruments	$–	$(194,975)	$–

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2014, there were no transfers between Levels 1, 2 or 3. For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $522,000 as of April 30, 2014. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2014. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the schedules of investments.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. During the six months ended April 30, 2014, the Fund used forward contracts to hedge positions in the Australian Dollar, Brazilian Real, Colombian Peso, New Zealand Dollar, Peruvian Nuevo Sol, New Russian Ruble, Turkish Lira, and South African Rand.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-

hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six months ended April 30, 2014, the Fund did not hold any futures contracts.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six months ended April 30, 2014, the Fund used interest rate swaps as a tool to hedge the interest rate risk associated with the leverage of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA

Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by the Fund after June 10, 2013 can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC. The Fund currently holds one swap that was subject to mandatory clearing and did not enter into any new swaps subject to clearing during the reporting period. In a centrally cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2014:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2014		Period Ended April 30, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	$173,625	Unrealized depreciation on over-the-counter interest rate swaps	$–

Interest rate swaps (interest rate risk)*	Variation margin receivable for exchange-traded swaps	21,757	Variation margin payable for exchange-traded swaps	–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	21,503	Unrealized depreciation on forward currency exchange contracts	$194,975
Total		$216,885		$194,975

*	Includes cumulative appreciation/depreciation on exchange-traded swaps as reported in the Portfolio of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

Financial Assets, Derivative Assets, and Collateral Held by Counterparty as of April 30, 2014:

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Derivative	Counterparty	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instrument	Collateral Received (1)	Net Amount (not less than 0)
Forward Foreign Currency Contracts (2)
	Citibank	$13,711	$(13,711)	$–	$–
	Credit Suisse	7,792			7,792
	JPMorgan Chase	–	–	–	–
	State Street Bank & Trust Co.	–	–	–	–

Interest Rate Swaps (2)
	Barclays Bank	173,625	–	(173,625)	–
	Citibank	21,757	–	(21,757)	–
		$216,885	$(13,711)	$(195,382)	$7,792

Financial Assets, Derivative Liabilities, and Collateral Held by Counterparty as of April 30, 2014:

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Derivative	Counterparty	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instrument	Collateral Received (1)	Net Amount (not less than 0)
Forward Foreign Currency Contracts (2)
	Citibank	$30,479	$(13,711)	$–	$16,768
	Credit Suisse	–	–	–	–
	JPMorgan Chase	123,126	–	–	123,126
	State Street Bank & Trust Co.	41,370	–	–	41,370

Interest Rate Swaps (2)
	Barclays Bank	–	–	–	–
	Citibank	–	–	–	–
		$194,975	$(13,711)	$–	$181,264

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or another similar arrangement.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

The Effect of Derivative Instruments on the Statement of Operations

for the Six Months Ended April 30, 2014

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(249,425)	$204,233

Forward foreign exchange contracts (foreign exchange risk)		$(3,063)	$(57,224)
Total		$(252,488)	$147,009

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2014. In prior months the Fund also held Hungarian Forint and Indian Rupee forward contracts. The volume of forward contracts varied throughout the period with an average notional value of 7,589,184. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Quarter	$7,227,324
2nd Quarter	7,951,045

Information about interest rate swaps reflected as of the date of this report is generally indicative of the type and volume of activity for the six months ended April 30, 2014. The overall notional value and volume of interest rate swap positions was unvaried for the period.

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

(g) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies (Australian Dollar, Canadian Dollar or British Pound). Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of any of the functional currencies into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

(i) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement (the “Sub-Advisory Agreement”) respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million.

Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $136,573 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2014. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser received $75,503 in sub-advisory fees, with respect to the Fund, during the six months ended April 30, 2014.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six months ended April 30, 2014, AAMI earned $93,405 from the Fund for administration fees.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2014, the Fund incurred fees of approximately $55,609 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2014, were $53,379,025 and $55,132,673, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value common stock. During the six months ended April 30, 2014, the Fund repurchased 208,590 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2014, there were 9,195,560 shares of common stock issued and outstanding.

The Fund has a “shelf” registration statement with the Securities and Exchange Commission, which permits the Fund to issue up to $60,000,000 in shares of common stock through one or more public offerings including at-the-market offerings (“ATM offerings”). Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares are only issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised through ATM offerings are used for investment purposes. The Fund has entered into a sales agreement with JonesTrading Institutional Services LLC (“JonesTrading”) pursuant to which the Fund may offer and sell up to 1,500,000 of its shares from time to time through JonesTrading as its agent for the offer and sale of the shares. Through April 30, 2014, there were no shares sold through the ATM offering. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. For the six months ended April 30, 2014 these costs were $0. These costs are noted on the Statements of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%.

For the six months ended April 30, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 208,590 shares and 0 shares, respectively, through this program.

7. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 3-year term on February 28, 2014. For the six months ended April 30, 2014, the balance of the loan outstanding was $40,000,000, and the average interest rate on the loan facility was 1.08%. The average balance for the six months was

$40,000,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2014, the Fund incurred fees of approximately $5,486.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

requirement that the Fund maintain a net asset value of no less than $75,000,000.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2014.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2017	1.20%	$40,000,000	$39,176,034

8. Portfolio Investment Risks

(a) Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(d) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$142,315,760	$4,381,537	$(2,643,140)	$1,738,397

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2014

Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2014.

On May 9, 2014 and June 10, 2014, the Fund announced that it will pay on May 30, 2014 and June 30, 2014 a distribution of $0.07 per share to all shareholders of record as of May 21, 2014 and June 23, 2014, respectively.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 27, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class I directors for three year terms or until their successors are duly elected and qualify:

	Votes For	Votes Withheld
P. Gerald Malone	7,587,728	185,943
John T. Sheehy	7,593,244	180,427

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, Neville J. Miles, William J. Potter, and Peter D. Sacks.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kevin Daly, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Nick Bishop, Vice President

Jennifer Nichols, Vice President

Patrick O’Donnell, Vice President

Kenneth Akintewe, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Aberdeen's Asia Pacific Closed-End Funds

When you invest halfway around the world, it's good to know someone is there aiming to locate quality investments for you.

At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies.

We believe the Asia-Pacific region represents one of the world's strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 866-839-5233 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

GPS
China
Thailand
Malaysia
Indonesia
Singapore

Aberdeen
Simply asset management.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FCO – SEMI-ANNUAL

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 –	Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 –	Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 –	Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required to be included in this filing

(b)	During the period ended April 30, 2014, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2014.

Effective January 21, 2014, Nick Bishop replaced Anthony Michael as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio and joined Victor Rodriguez, Adam McCabe, Kevin Daly, and Patrick O’Donnell.

(a)(1)	The information in the table below is as of July 3, 2014

Individual & Position	Services Rendered	Past Business Experience
Nick Bishop Head of Australian Fixed Income	Responsible for management and investment performance of Aberdeen’s Australian fixed income and capital market products	Nick Bishop is the Head of Fixed Income in Australia and a member of both the Credit and Sector Allocation team and the Risk Oversight Group. He joined Aberdeen in 2007, following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Nick Bishop	Registered Investment Companies	4	$2,771.33	0	$0
	Pooled Investment Vehicles	33	$3,665.60	0	$0
	Other Accounts	67	$14,188.54	1	$151.78

Total assets are as of March 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.67.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage conflicts of interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen Asset Management PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2014
Nick Bishop	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2013 through November 30, 2013	None	None	None	940,415
December 1, 2013 through December 31, 2013	None	None	None	940,415
January 1, 2014 through January 31, 2014	39,600	10.53	39,600	936,455
February 1, 2014 through February 28, 2014	54,643	$10.55	94,243	930,991
March 1, 2014 through March 31, 2014	55,541	$10.70	149,784	925,437
April 1, 2014 through April 30, 2014	58,806	$10.99	208,590	919,556

Total	208,590	$10.71	—	—

1	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 –	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 3, 2014

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6) Distribution notice to stockholders